Exhibit 10.29

AECOM TECHNOLOGY CORPORATION /

UMA GROUP LTD.

EMPLOYEE STOCK PURCHASE PLAN

i

AECOM TECHNOLOGY CORPORATION/

UMA GROUP LTD. EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the AECOM Technology Corporation/UMA Group Ltd. Employee Stock Purchase Plan.

1.                                      PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in AECOM Technology Corporation (the “Company). This Plan is also intended to encourage Eligible Employees to participate in the success of the Company and UMA Group Ltd. (or any other Participating Employer) and to provide them with an additional incentive to advance the best interests of the Company.

2.                                      DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

“Account” means the bookkeeping account maintained by the Company, or by a recordkeeper on behalf of the Company, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Company.

“Bonus” means amounts payable to Participants under the Company’s Incentive Compensation Program or Presidential Bonus Program.

“Bylaws” means the bylaws of the Company set out in the Company’s “Certificate of Incorporation and Bylaws”.

“Committee” means the Global Stock and Pension Committee as appointed by the Board to administer this Plan pursuant to Section 14.

“Common Stock” means the Common Stock, par value $.001 per share, of the Company, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 19.

“Common Valuation Price” has the meaning ascribed thereto in the Bylaws.

“Company” means AECOM Technology Corporation, a Delaware corporation, and its successors and assigns.

“Company Match Shares” means the Shares to be delivered to a Participant who exercises an Option to acquire Shares with his or her Contributions on an Exercise Date. Company Match Shares may be expressed as a number of Shares or a percentage (which may exceed 100%) of the Shares acquired by the Participant with his or her Contributions.

“Compensation” means an Eligible Employee’s regular gross pay for a regular work week, excluding, for greater certainty, overtime payments, commissions, prizes, awards, relocation or housing allowances, stock option benefits, stock appreciation rights, restricted stock benefits, performance awards (including, without limitation, any Bonus), auto allowances, tuition reimbursement and other forms of imputed income, special payments, fees and allowances and all other forms of remuneration other than regular salary or wages.

“Contribution” means an amount credited to the Account of a Participant pursuant to Section 7(a) or Section 7(b).

“Disability” means a physical or mental impairment affecting an Eligible Employee in respect of which he or she is entitled to benefits under a long-term disability plan maintained by the Company

“Effective Date” means May 1, 2006.

“Eligible Employee” means any individual employed in Canada by a Participating Employer and who is not eligible to participate in any other employee stock purchase plan of the Company. Notwithstanding the foregoing, “Eligible Employee” shall not include any employee:

(a)                                  who has been employed by the Company or a Subsidiary for less than 30 days;

(b)                                 whose customary employment is for 20 hours or less per week; or

(c)                                  whose participation in the Plan is not permitted pursuant to the applicable laws of a foreign jurisdiction.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

“Exercise Date” means, with respect to an Offering Period, the last day of that Offering Period.

“Fair Market Value” on any date means:

(a)                                  if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a Share on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a Share as quoted on such Composite Tape on the next preceding date on which there was trading in the Shares;

(b)                                 if the Common Stock is not listed or admitted to trade on a national securities exchange, the last/closing price for a Share on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

(c)                                  if the Common Stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for a Share on such date, as furnished by the NASD or a similar organization; or

(d)                                 if the Common Stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the Common Stock are not furnished by the NASD or a similar organization, the value of a Share as established by the Committee at such time for purposes of this Plan.

“Grant Date” means the first day of each Offering Period, as determined by the Committee.

“Offering Period” means, with respect to a Participant, the regular payroll period applicable to such Participant’s Compensation as determined by the Participating Employer that employs such Participant, which will generally be a monthly or bi-weekly period, or such other period as may be specified by the Committee and communicated to the Participants in advance thereof.

“Option” means the right to acquire Shares granted to a Participant pursuant to Section 8.

“Option Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement pursuant to Section 6.

“Participating Employer” means the Company and any Subsidiary which has been designated as such by the Company for the purposes of the Plan.

“Plan” means this AECOM Technology Corporation/UMA Group Ltd. Employee Stock Purchase Plan, as amended from time-to-time.

“Rule 16b-3” means Rule 16b-3 as promulgated by the Securities and Exchange Commission under Section 17 of the Exchange Act, as amended from time to time.

“Share” means a share of Common Stock.

“Subscription Agreement” means the written agreement filed by an Eligible Employee with the Company pursuant to Section 6 to participate in this Plan.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations (beginning with the Company) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

“Years of Vesting Service” means, with respect to an Eligible Employee, each calendar year during which the Eligible Employee completes at least 1,000 hours for which the Eligible Employee is paid, or entitled to payment, for the performance of duties for a Participating Employer or is on an approved leave of absence from a Participating Employer. Except as may otherwise be determined by the Committee, an Eligible Employee shall be given credit for vesting purposes under the Plan in accordance with this definition of “Years of Vesting Service” for each year of service with a predecessor to a Participating Employer, including any entity acquired by or merged with a Participating Employer. An Eligible Employee who is credited with at least one hour of service in a month shall be credited with 190 hours of service or purposes of determining his or her Years of Vesting Service.

3.                                      ELIGIBILITY

Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4.                                      STOCK SUBJECT TO THIS PLAN: SHARE LIMITATIONS

Subject to the provisions of Section 20, the capital stock that may be delivered under this Plan will be shares of the Company’s authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 7,000,000 Shares, subject to adjustments pursuant to Section 20 (the “Aggregate Limit”). In the event that all of the Shares made available under this Plan are subscribed prior to the termination of this Plan, (1) the Shares available shall be allocated for purchase by Participants in the current Offering Period on a pro-rata basis determined with respect to Participants’ Account balances and (2) no additional Offering Periods shall commence until and unless the Plan is duly amended, and any required consents are obtained, to increase the Aggregate Limit.

5.                                      OFFERING PERIODS

During the term of this Plan, the Company will offer Options to purchase Shares in each Offering Period to all Participants in that Offering Period. Each Option shall become effective on the Grant Date. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date. The Committee, in its sole discretion, shall determine the date on which the first (or any other) Offering Period shall commence, which may be at any time on or after the Effective Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 21 or 22, or if earlier, until no Shares remain available for Options pursuant to Section 4.

6.                                      PARTICIPATION

(a)                                  An Eligible Employee may become a Participant by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate) specifying the Contributions to be made by the Eligible Employee from his or her Compensation or Bonus. To become effective, a Subscription Agreement must be signed by the Eligible Employee and filed with the Company in accordance with Section 6(b) and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as a Contribution each pay period or, where the Eligible Employee elects to apply all or part of his or her Bonus to acquire Shares hereunder, a whole percentage (or, if the Committee so provides, a stated amount) of such Bonus to be credited to the Participant’s Account as a Contribution.

(b)                                 Notwithstanding the foregoing, a Participant’s Contribution election shall be subject to the following limitations:

(i)                                     a Participant may not elect to contribute more than twenty five percent (25%) of his or her Compensation each pay period as a Contribution;

(ii)                                  a Subscription Agreement which provides for Contributions to be made from an Eligible Employee’s Compensation during an Offering Period shall be filed with the Company within the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to be effective;

(iii)                               a Subscription Agreement which provides for a Contribution to be made from an Eligible Employee’s Bonus shall be filed with the Company within the time specified by the Committee; and

(iv)                              such other limits, rules, or procedures as the Committee may prescribe.

(c)                                  A Subscription Agreement in respect of Contributions from an Eligible Employee’s Compensation shall contain the Eligible Employee’s authorization and consent to the Participating Employer’s withholding from such Compensation the amount of such Eligible Employee’s Contributions. An Eligible Employee’s Subscription Agreement in respect of Contributions from Compensation, and his or her participation election and withholding consent therein, shall remain valid for all Offering Periods until (i) the Eligible Employee’s participation in the Plan terminates pursuant to the terms hereof, (ii) the Eligible Employee files a new Subscription Agreement that becomes effective, or (iii) the Committee requires that a new Subscription Agreement be executed and filed by the Eligible Employee.

(d)                                 A Subscription Agreement in respect of Contributions from an Eligible Employee’s Bonus shall contain the Eligible Employee’s authorization and consent to the Participating Employer’s withholding from such Bonus the amount of such Eligible Employee’s Contribution. An Eligible Employee’s Subscription Agreement in respect of Contributions from his or her Bonus as Contributions shall apply only with respect to the next Bonus payable following receipt by the Company of the Participant’s election. A Participant shall file a separate Subscription Agreement with the Company with respect to each subsequent Bonus that the Participant wishes to apply (in whole or in part) as a Contribution.

7.                                      METHOD OF PAYMENT OF CONTRIBUTIONS

(a)                                  The Company shall maintain on its books, or cause to be maintained by a record keeper, an Account in the name of each Participant. The percentage (or amount) of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date. Except as otherwise provided under this Plan or as authorized by the Committee in its discretion, a Participant may not make any additional payments to his or her Account. A Participant’s Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

(b)                                 The percentage (or amount, as the case may be) of Bonus elected to be applied as a Contribution by a Participant shall be credited to the Participant’s Account as soon as administratively practicable after the Bonus becomes payable and the amount of the Bonus payable to the Participant in cash shall be reduced accordingly.

(c)                                  Payroll deductions with respect to an Offering Period shall commence as of the first day of the payroll period which coincides with or immediately follows the applicable Grant Date and shall end on the last day of the payroll period which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Section 7 or until his or her participation terminates pursuant to Section 13.

(d)                                 Subject to applicable law, during leaves of absence from a Participating Employer, a Participant may not continue making Contributions under this Plan.

(e)                                  During an Offering Period, a Participant may discontinue, increase or decrease the level of his or her Contributions from Compensation by filing with the Company, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement that indicates such election. An election pursuant to this Section 7(e) shall be effective no earlier than the first payroll period of the month that starts after the Company’s receipt of such election.

(f)                                    With respect to subsequent Offering Periods, a Participant may discontinue, increase, or decrease the level of his or her Contributions from Compensation (within Plan limits) by completing and filing with the Company, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement. Subject to any limits, rules or procedures prescribed by the Committee, an election pursuant to this Section 7(f) shall be effective with the first Offering Period that commences after the Company’s receipt of such election.

8.                                      GRANT OF OPTION

(a)                                  On each Grant Date, each Eligible Employee who is a Participant during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date. Subject to Section 4, the number of Shares subject to the Option shall be determined by dividing the Participant’s Account balance as of the applicable Exercise Date by the Option Price.

 (b)                              The Option Price for each Share subject to an Option for an Offering Period shall be 100% of the Fair Market Value on the applicable Grant Date.

9.                                      EXERCISE OF OPTION

Unless a Participant’s Plan participation is terminated as provided in Section 13, his or her Option to purchase Shares in respect of an Offering Period shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole Shares subject to such Option shall be purchased at the Option Price with the balance of such Participant’s Account.

If any amount which is not sufficient to purchase a whole Share remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date: (i) such amount shall be credited to such Participant’s Account for the next Offering Period, if he or she is then a Participant; or (ii) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the Share limit in Section 4 is reached on an Exercise Date, any amount that remains in a Participant’s Account after the exercise of his or her Option on such Exercise Date to purchase the number of Shares that he or she is allocated pursuant to Section 4 shall be refunded to the Participant as soon as administratively practicable after such date.

A Participant shall be 100% vested at all times with respect to Shares acquired under an Option with his or her Contributions.

10.                               DELIVERY

As soon as administratively practicable after the Exercise Date, the Company shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option or may make available an alternative arrangement for delivery of Shares to a recordkeeping service on behalf of each Participant. The Committee (or its delegate), in its discretion, may either require or permit Participants to elect that such certificates representing the Shares purchased or to be purchased under the Plan be delivered to such recordkeeping service. In the event the Company is required to obtain authorization from any regulatory authority to issue any such certificate, the Company will seek to obtain such authorization. If the Company is unable to obtain from any such regulatory authority authorization which counsel for the Company deems necessary for the lawful issuance of any such certificate, or if for any other reason the Company can not issue or deliver Shares and satisfy Section 24, the Company shall be relieved from liability to any Participant except that the Company shall return to each Participant the Contributions credited to his or her Account immediately prior to the applicable Exercise Date.

11.                               COMPANY MATCHING

(a)                                  At the end of each calendar quarter, the Company shall deliver or pay to each Participant who has exercised an Option during such calendar quarter Company Match Shares or a combination of Company Match Shares and a cash payment. The number of Company Match Shares and the amount of any cash payment to be provided to a Participant under this Section 11(a) shall be determined by the Company in its discretion prior to the end of the applicable calendar quarter Period and communicated to the Participant.

(b)                                 The delivery and holding of Company Match Shares shall be subject to the terms and conditions set out in Section 10.

(c)                                  A Participant shall be one hundred percent vested, at all times, in the amount of any cash payment provided to him or her under Section 11(a). Any Company Match Shares credited to a Participant prior to the date on which the Participant completes three (3) continuous Years of Vesting Service shall be entirely unvested. All Company Match Shares held pursuant to Section 10 on behalf of a Participant on the date on which the Participant completes three (3) continuous Years of Vesting Service shall immediately become fully vested and all Company Match Shares credited to the Participant on or after such date shall be immediately and fully vested. A Participant who terminates employment with a Participating Employer shall forfeit and have no right or interest with respect to any unvested Company Match Shares. No amount shall be paid to or in respect of a Participant, as damages or otherwise, in respect of the forfeiture of unvested Company Match Shares.

12.                               DIVERSIFICATION

A Participant may elect to diversify any portion of the Shares in his or her Account acquired with his or her Contributions (excluding, for greater certainty, any Company Match Shares) which have been held for a minimum of five years (“Eligible Shares”) on the following terms and conditions:

(a)                                  Diversification Options

For Participants with Eligible Shares having a Fair Market Value of at least US$50,000, to the extent allowed by the Company, the Participant may apply to the Company, in the form prescribed by it, to sell up to US$50,000 or 20% of the Eligible Share value plus one Share, whichever is greater, back to the Company or its wholly owned Subsidiary AECOM Global, Inc. on an annual basis;

or

For Participants with Eligible Shares having a Fair Market Value of less than US$50,000, to the extent allowed by the Company, the Participant may apply to the Company in the form prescribed by it, to sell up to 100% of the Eligible Share value back to the Company or its wholly owned Subsidiary AECOM Global, Inc on an annual basis.

Subject to the Bylaws, purchases under this Section 12 shall be made at the Common Valuation Price.

(b)                                 The Company reserves the right, in managing its liquidity in accordance with its credit and other debt agreements and otherwise in a prudent fashion, to reduce, postpone or refrain from, repurchasing Shares tendered under this Section 12.

13.                               TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

(a)                                  If a Participant ceases to be an Eligible Employee for any reason (except as provided in Section 13(b)), or if the Participant elects to terminate Contributions pursuant to Section 7(e), at any time prior to the last day of an Offering Period in which he or she participates, all amounts then credited to the Participant’s Account will be refunded to him or her in cash and, where the Participant has ceased to be an Eligible Employee (except as provided in Section 13(b)) all then unvested Company Match Shares shall be forfeited in accordance with Section 11.

(b)                                 If a Participant (i) ceases to be an Eligible Employee during an Offering Period but remains an employee of a Participating Employer through the Exercise Date, or (ii) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Participant’s employer or authorized by law, and the Participant is an employee of a Participating Employer as of the applicable Exercise Date, subject to applicable law, such Participant’s Contributions shall cease and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Exercise Date in accordance with Section 9.

(c)                                  A Participant’s termination or discontinuance of Plan participation in an Offering Period precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant’s termination or discontinuance of Plan participation shall be deemed to be a revocation of that Participant’s Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period. Unless otherwise determined by the Company, a Participant who ceases to be employed by a Participating Employer, is subsequently rehired by a Participating Employer and again becomes an Eligible Employee shall for all purposes under the Plan, including the determination of Years of Vesting Service, be treated as a new Eligible Employee without regard for his or her prior employment with a Participating Employer.

(d)                                 For purposes of this Plan, if a Participating Employer ceases to be a Participating Employer, each person employed by that former Participating Employer will be deemed to have terminated employment for purposes of Sections 13(a) and 13(e) and will no longer be an Eligible Employee.

(e)                                  Notwithstanding any other provision of the Plan, an individual shall not be considered to have terminated employment with a Participating Employer for purposes of the Plan if such individual immediately transfers from employment with one Participating Employer to employment with another Participating Employer.

14.                               ADMINISTRATION

(a)                                  The Board shall appoint the Committee. Each member of the Committee, in respect of any transaction at a time when an affected Participant may be subject to Section 17 of the Exchange Act, shall be a “non-employee director” within the meaning of Rule 16b-3. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise.

(b)                                 Unless otherwise determined by the Board, the Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan, including the designation of any Subsidiary as a Participating Employer. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Company, all other Participating Employers, Participants and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including individuals who are officers or employees of the Company.

(c)                                  Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan. Any action taken by, or inaction of, the Company, any Participating Employer, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. In making any determination or in taking or not taking any action under this Plan, the Board or Committee, as the case may be, may obtain and may rely on the advice of experts, including professional advisors to the Company. No member of the Board or Committee, or officer or agent of any Participating Employer, will be liable for any action, omission or decision under the Plan taken, made or omitted in good faith.

15.                               CURRENCY PROVISIONS

(a)                                  Contributions will be converted from Canadian dollars into United States dollars prior to each Exercise Date at the exchange rate in effect on the last business day of the fiscal quarter of the Company ending immediately prior to the applicable Exercise Date as published in the U.S. Wall Street Journal.

(b)                                 Where a Participant’s Shares are disposed of to the Company or an affiliate of the Company pursuant to the Plan the proceeds of disposition shall be payable in U.S. dollars.

16.                               DESIGNATION OF BENEFICIARY

(a)                                  Subject to applicable law, a Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant’s Account under this Plan in the event of such Participant’s death. If a Participant’s death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person as set forth in Section 15(b)) as soon as administratively practicable after the Company receives notice of such Participant’s death and any outstanding unexercised Option shall terminate. If a Participant’s death occurs at any other time, the balance of such Participant’s Account shall be paid to such beneficiary (or such other person as set forth in Section 15(b)) in cash as soon as administratively practicable after the Company receives notice of such Participant’s death and such Participant’s Option shall terminate. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan.

(b)                                 Subject to applicable law, beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death, the Company shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependants or relatives of the Participant, or if no spouse, dependant or relative is known to the Company, then to such other person as the Company may designate.

17.                               TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive Shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all Shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant’s death, to the Participant’s beneficiary, heirs or legal representative pursuant to Section 15.

18.                               USE OF FUNDS: INTEREST

All Contributions received or held by the Company under this Plan will be included in the general assets of the Company and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise).

19.                               REPORTS

Statements shall be provided to Participants as soon as administratively practicable on a monthly basis. Each Participant’s statement shall set forth that Participant’s Account balance immediately prior to the exercise of his or her Options during the month covered by the statement, the Option Price, the number of whole Shares purchased and his or her remaining Account balance, if any.

20.                               ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Company as an entirety occurs; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a)                                  proportionately adjust any or all of (i) the number and type of Shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the Option Price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options; or

(b)                                 make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise or strike price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

21.                               POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution of the Company, or any other event described in Section 19 that the Company does not survive, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant’s Option is terminated pursuant to this Section 20 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant’s Account shall be paid to him or her in cash without interest.

22.                               TERM OF PLAN: AMENDMENT OR TERMINATION

(a)                                  This Plan shall become effective as of the Effective Date.

(b)                                 The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part, without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by any applicable law, or deemed necessary or advisable by the Board. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the terms of the Plan will continue to apply as to Options then outstanding. No amendment, modification, or termination pursuant to this Section 22(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Company under any Option granted under this Plan prior to the effective date of such change. Notwithstanding the foregoing, no Participant consent shall be required for amendments, modifications or terminations contemplated by Section 20 or Section 21 or required for purposes of compliance with applicable law.

23.                               NOTICES

All notices or other communications by a Participant to the Company contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

24.                               CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of Shares (whether Shares acquired on the exercise of the Participant’s Options or matching Shares) are subject to compliance with all applicable United States federal and state laws, rules and regulations (including but not limited to state and federal securities laws), applicable foreign laws, rules and regulations and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

25.                               PLAN CONSTRUCTION

(a)                                  It is the intent of the Company that transactions involving Options under this Plan in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act satisfy the requirements for applicable exemptions under Rule 16 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subject to avoidable liability thereunder.

(b)                                 If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of this Plan as to such persons in the circumstances.

26.                               EMPLOYEES’ RIGHTS

(a)                                  Nothing in this Plan (or in any other documents related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of any Participating Employer, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee, nor shall interfere in any way with the right of any Participating Employer to change such person’s compensation or other benefits or to terminate his or her employment or other service with or without cause. Neither any period of notice, if any, nor any payment in lieu thereof upon termination of employment (including a wrongful termination) shall be considered as extending the period of employment for purposes of the Plan and for greater certainty and without limiting the generality of the foregoing, shall not be considered as a part or any portion of a “Year of Service”.

(b)                                 No Participant or other person will have any right, title or interest in any fund or in any specific asset (including Shares) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant or other person. To the extent that a Participant or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Company. No special or separate reserve, fund or deposit will be made to assure any such payment.

(c)                                  A Participant will not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

27.                               MISCELLANEOUS

(a)                                  This Plan, the Options, and related documents shall be governed by, and construed in accordance with, the laws of the British Columbia, except as otherwise specified herein. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(b)                                 Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof. All references herein to Sections are to sections of the Plan unless otherwise specified.

(c)                                  The adoption of this Plan shall not affect any other Company compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (i) to establish any other forms of incentives or compensation for employees of the Company (with or without reference to the Common Stock), or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority.

(d)                                 Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company, except where the Committee or the Board expressly otherwise provides or authorizes in writing.

28.                               TAX WITHHOLDING

(a)                                  Notwithstanding anything else contained in this Plan herein to the contrary, a Participating Employer may deduct from a Participant’s Account balance as of an Exercise Date, before the exercise of the Participant’s Option is given effect on such date, the amount of any taxes which the Participating Employer reasonably determines it may be required to withhold with respect to an exercise of an Option or the grant of Company Matching Shares. In such event, the maximum number of whole Shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Option Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).

(b)                                 Should a Participating Employer for any reason be unable, or elect not to, satisfy its tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, the Participating Employer shall have the right at its option to (i) require the Participant to pay or provide for payment of the amount of any taxes which the Company reasonably determines that it is required to withhold with respect to such event or (ii) deduct from any amount otherwise payable to or for the account of the Participant, including any amount payable in cash pursuant to Section 11, the amount of any taxes which the Participating Employer reasonably determines that it is required to withhold with respect to such event.

29.                               SALE

(a)                                  While a Participant is employed by a Participating Employer, the Company or any Subsidiary that is not a Participating Employer, in addition to sales of Shares pursuant to Section 12, he or she may sell fully vested Shares to the Company or its wholly owned Subsidiary AECOM Global, Inc. at such times and in accordance with such procedures as the Company may establish. Each sale of

Shares acquired pursuant to this Plan shall be treated as a sale to the Company pursuant to the “Transfer of Securities” section of the Bylaws and shall be made in accordance with the applicable provisions thereof and subject to the restrictions contained therein. Copies of the Bylaws will be made available to Participants upon request.

(b)                                 Subject to the Bylaws and Sections 29(c) and (d), in the event of a Participant’s retirement, death, other termination of employment or Disability, the Participant (or his or her designated beneficiary or legal representative) may elect to sell all of the vested Shares then credited to his or her Account to the Company or its wholly owned Subsidiary AECOM Global, Inc. A Participant’s employment for the purposes of this Section 29(b) shall not be deemed to have terminated because of his or her transfer to the Company or a Subsidiary, irrespective of whether that Subsidiary is a Participating Employer.

(c)                                  Where the Shares credited to a Participant’s Account on his or her date of death, retirement, other termination of employment or Disability have a Fair Market Value equal to or less than US$5,000, a sale pursuant to Section 29(b) shall be in the form of a single transaction applicable to all such Shares and the Participant (or his or her designated beneficiary or legal representative, as the case may be) shall be entitled to receive the proceeds of the sale, determined in accordance with Section 29(d), in the form of a lump sum cash payment. Where the Shares credited to a Participant’s Account on his or her date of death, retirement, other termination of employment or Disability have a Fair Market Value in excess of US$5,000, the sale of such Shares pursuant to Section 29(b) shall take place in either 5 or 9 equal, annual installments, as elected by the Participant (or his or her designated beneficiary or legal representative, as the case may be), with each installment being treated as a separate sale transaction, and he or she shall be entitled to receive the proceeds applicable to each such transaction, determined in accordance with Section 29(d), in the form of a lump sum cash payment.

(d)                                 Unless otherwise determined by the Company and subject to the Bylaws, the purchase price payable by the Company or AECOM Global, Inc. for each Share sold to it under the foregoing provisions of this Section 29 shall be the Common Valuation Price and the proceeds from any sale transaction pursuant to such provisions shall equal the Common Valuation Price multiplied by the number of Shares sold as part of such transaction.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan on this 11 day of April, 2006

AECOM TECHNOLOGY CORPORATION

By:	Stephanie A. Hunter

Its:	Senior Vice President, Chief Administrative
Officer and Corporate Secretary